                                                                   EXHIBIT 10.14


--------------------------------------------------------------------------------
AWARD/CONTRACT    1. THIS CONTRACT IS A RATED ORDER UNDER  RATING  PAGE OF PAGES
                     DPAS (15 CFR 350)                     DO-C9       1/16
--------------------------------------------------------------------------------
CONTRACT          3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQUEST/PROJECT
(Proc.Inst.          See Box 20C         NO. 01PRO6693-00
Ident.) No.
N00014-01-C-0217
--------------------------------------------------------------------------------
5. ISSUED BY           CODE N00014    6. ADMINISTERED BY (If other than Item 5)
                                         CODE S1103A

   OFFICE OF NAVAL RESEARCH              DCM Atlanta
   ONR 251-GBP Geoffrey B. Pennoyer      805 Walker St. Suite 1
   (703) 696-3130                        Marieta, GA 30060-2789
   pennoyg@onr.navy.mil
   800 NORTH QUINCY STREET
   ARLINGTON, VA 22217-5660
--------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR                   8. DELIVERY
   (No., street, city, county, State and Zip Code.)

   Summus Ltd                                          SEE SECTION F OF SCHEDULE
   434 Fayetteville Street Mall Suite 600                    FOB       OTHER
   Raleigh, NC 27601                                   / /  ORIGIN / / See below
                                                    ----------------------------
                                                    9. DISCOUNT FOR PROMPT
                                                       PAYMENT
                                                                N.A.
                                                    ----------------------------
                                                    10. SUBMIT INVOICES     ITEM
                                                    (4 copies unless     See
                                                    otherwise specified) Section
                                                    TO THE ADDRESS       G.1
----------------------------------------------------SHOWN IN
Code 7Y794              FACILITY CODE
--------------------------------------------------------------------------------
11. SHIP TO/MARK FOR     CODE N00014     12. PAYMENT WILL BE MADE BY   CODE
                                                                       HQ0338

    Program Officer, See Section F           DFAS Columbus Center
                                             DFAS-CO/Southeast Division
                                             POB 182225
                                             Columbus, OH 43128-2225
--------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN       14. ACCOUNTING AND APPROPRIATION DATA
    FULL AND OPEN COMPETITION:

    / / 10 U.S.C. 2304(c)(    )              SEE ATTACHED FINANCIAL ACCOUNTING
    / / 41 U.S.C. 253(c)(5)                  DATA SHEET(S)
--------------------------------------------------------------------------------
15A. ITEM     15B. SUPPLIES/     15C.      15D. UNIT    15E. UNIT   15F.
     NO.           SERVICES    QUANTITY                   PRICE      AMOUNT
--------------------------------------------------------------------------------
              SEE SECTION B OF SCHEDULE
--------------------------------------------------------------------------------
                                           15G. TOTAL AMOUNT     $ SEE SECTION B
                                           OF CONTRACT             OF SCHEDULE
--------------------------------------------------------------------------------
                             16. TABLE OF CONTENTS
--------------------------------------------------------------------------------

(X)       SEC.     DESCRIPTION           PAGE(S)    (X)       SEC.     DESCRIPTION         PAGE(S)
--------------------------------------------------------------------------------------------------
           PART I -- THE SCHEDULE                             PART II -- CONTRACT CLAUSES
--------------------------------------------------------------------------------------------------
X          A        SOLICITATION/                     X        I        CONTRACT CLAUSES      8-16
                    CONTRACT FORM         1
--------------------------------------------------------------------------------------------------
X          B        SUPPLIES OR SERVICES                      PART III - LIST OF DOCUMENTS,
                    AND PRICES/COSTS      2                               EXHIBITS AND OTHER ATTACH.
---------------------------------------------------------------------------------------------------
X          C        DESCRIPTION/SPECS./               X        J        LIST OF ATTACHMENTS   16
                    WORK STATEMENT        2
---------------------------------------------------------------------------------------------------
X          D        PACKAGING AND                             PART IV -- REPRESENTATIONS AND
                    MARKING               2                               INSTRUCTIONS
---------------------------------------------------------------------------------------------------
X          E        INSPECTION AND                             K         REPRESENTATIONS,
                    ACCEPTANCE            2                              CERTIFICATIONS AND
                                                                         OTHER STATEMENTS
                                                                         OF OFFERORS          16
----------------------------------------------
X          F        DELIVERIES OR
                    PERFORMANCE           2-3
---------------------------------------------------------------------------------------------------
X          G        CONTRACT                                   L         INSTRS. CONDS., AND
                    ADMINISTRATION DATA   3-5                            NOTICES TO OFFERORS
---------------------------------------------------------------------------------------------------
X          H        SPECIAL CONTRACT                           M         EVALUATION FACTORS
                    REQUIREMENTS          5-7                            FOR AWARD
---------------------------------------------------------------------------------------------------

         CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
--------------------------------------------------------------------------------
17. /X/ CONTRACTOR'S NEGOTIATED AGREEMENT        18. / / AWARD (Contractor is
        (Contractor is required to sign                  not required to sign
        this document and return 2 copies                this document.) Your
to issuing office.) Contractor agrees to         offer on Solicitation Number
furnish and deliver all items or perform         _____. including the additions
all the services set forth or otherwise          or changes made by you which
identified above and on any continuation         additions or changes are set
sheets for the consideration stated              forth in full above, is hereby
herein. The rights and obligations of the        accepted as to the items listed
parties to this contract shall be subject        above and on any continuation
to and governed by the following documents:      sheets. This award consummates
(a) this award/contract, (b) the solicitation,   the contract which consists of
if any, and (c) such provisions,                 the following documents: (a)
representations, certifications, and             the Government's solicitation
specifications, as are attached or incorporated  and your offer, and (b) this
by reference herein. (Attachments are listed     award/contract. No further
herein.)                                         contractual document is
                                                 necessary.
--------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER                   20A. NAME OF CONTRACTING OFFICER
     (Type or print)

     /s/ Gary E. Ban C.O.O.                          Wade D. Wargo (Stamped)
                                                     Contracting Officer
--------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR   19C. DATE     20B. UNITED STATES OF AMERICA  20C. DATE
                          SIGNED                                       SIGNED

  BY  /s/ GARY E. BAN     3/13/01           BY /s/ Wade D. Wargo     13 MAR 2001
     __________________                        _____________________
(Signature of person authorized to sign)  (Signature of Contracting Officer)
--------------------------------------------------------------------------------

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                                                    TOTAL
                                                                                  ESTIMATED
                                                    ESTIMATED        FIXED      COST & FIXED
ITEM NO.            SUPPLIES/SERVICES                  COST           FEE            FEE
---------------------------------------------------------------------------------------------
0001                The Contractor shall furnish   $137,779.00       $8,267.00   $146,046.00
                    the necessary personnel and
                    facilities to conduct the
                    research effort as described
                    in Section C.

0002                Reports and Data in accordance                                NSP
                    with Exhibit A (DD Form 1423)

TOTAL ESTIMATED CONTRACT CONSIDERATION:            $137,779.00      $8,267.00    $146,046.00


SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The Contractor shall conduct the research effort in accordance with the sections entitled, "Test Data and Test Plan" and "Schedules and Deliverables" in the Contractor's proposal entitled "Side Scan Sonar Image Segmentation Software Field Test," dated 19 JAN 2001, Pages 4 and 5 of the proposal. These sections are incorporated herein by reference.

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have at least thirty (30) days after contractual delivery for acceptance.

SECTION F - DELIVERIES OR PERFORMANCE

1. The research effort performed under this contract shall be conducted during the period from the effective date of the contract through 31 JUL 2001. A final report will be prepared, submitted, reproduced and distributed by sixty days thereafter unless the contract is extended, in which case, the final report will be prepared in accordance with the terms of such extension.

     a. Item No. 0002 of Section B (Reports and Data) shall be delivered within the time periods stated in Exhibit A, F.O.B. Destination.


CONTRACT NUMBER: N00014-01-C-0217                                       Page 2

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with the following:

    a. Item No. 0002 shall be shipped F.O.B. Office of Naval Research, Arlington, Virginia 22217-5660, consigned to:

        Program Officer
        Office of Naval Research
        Ballston Tower One
        800 North Quincy Street
        Arlington, Virginia 22217-5660

    Attn: Dr. Richard Lau, Code 311, Telephone (703) 696-4316
    Ref: Contract N00014-01-C-0217

SECTION G - CONTRACT ADMINISTRATION DATA

1. NAPS 5252.232-9001 SUBMISSION OF INVOICES (COST REIMBURSEMENT, TIME-AND-MATERIALS, LABOR-HOUR, OR FIXED PRICE INCENTIVE) (JUL 1992)

    (a) "Invoice" as used in this clause includes contractor requests for interim payments using public vouchers (SF 1034) but does not include contractor requests for progress payments under fixed price incentive contracts.

    (b) The Contractor shall submit invoices and any necessary supporting documentation, in an original and 4 copies, to the contract auditor at the following address:

            Audit Agency Name:  Defense Contract Audit Agency
                                North Carolina Branch Office, Eastern Region
            Address:            415 N. Edgeworth St., Suite A
                                Greensboro, NC 27401-2163
            Telephone:          (336) 333-5501

unless delivery orders are applicable, in which case invoices will be segregated by individual order and submitted to the address specified in the order. In addition, an information copy shall be submitted to the Program Officer identified in Section F.2a of this contract. Following verification, the contract auditor* will forward the invoice to the designated payment office for payment in the amount determined to be owing, in accordance with the applicable payment (and fee) clause(s) of this contract.

    (c) Invoices requesting interim payments shall be submitted no more than once every two weeks, unless another time period is specified in the Payments clause of this contract. For indefinite delivery type contracts, interim payment invoices shall be submitted no more than once every two weeks for each delivery order. There shall be a lapse of no more than 30 calendar days between performance and submission of an interim payment invoice.

    (d) In addition to the information identified in the Prompt Payment clause herein, each invoice shall contain the following information, as applicable:

         (1)  Contract line item number (CLIN)

CONTRACT NUMBER: N00014-01-C-0217                                         Page 3

               (2)  Subline item number (SLIN)
               (3)  Accounting Classification Reference Number (ACRN)
               (4)  Payment terms
               (5)  Procuring activity
               (6)  Date supplies provided or services performed
               (7)  Costs incurred and allowable under the contract
               (8) Vessel (e.g., ship, submarine or other craft) or system for which supply/service is provided.

          (e)  A DD Form 250, "Material Inspection and Receiving Report",

                     -----  is required with each invoice submittal.
                      **
                     -----  is required only with the final Invoice.

                     -----  is not required.

          (f)  A Certificate of Performance

                      **
                     -----  shall be provided with each invoice submittal.

                     -----  is not required

          (g) The Contractor's final invoice shall be identified as such, and shall list all other invoices (if any) previously tendered under this contract.

          (h) Costs of performance shall be segregated, accumulated and invoiced to the appropriate ACRN categories to the extent possible. When such segregation of costs by ACRN is not possible for invoices submitted with CLINS/SLINS with more than one ACRN, an allocation ratio shall be established in the same ratio as the obligations cited in the accounting data so that costs are allocated on a proportional basis.

           * In contracts with the Canadian Commercial Corporation, substitute "Administrative Contracting Officer" for "contract auditor".
          **   Check appropriate requirements.

2.  Submission of Invoices Direct to Payment Office
    -----------------------------------------------

          a. Pursuant to DFARS 242.803(b)I)(C), if the cognizant Government auditor has notified the contractor of its authorization to do so, the contractor may submit interim vouchers under this contract direct to the payment office shown in Block 12 of SF-26 instead of to the address shown in subparagraph (b) of section G.1 above.

          b. Such authorization does not extend to the first and final vouchers. The contractor shall continue to submit first vouchers to the cognizant auditor shown in subparagraph (b) of section G.1. above. The final voucher shall be submitted to the Administrative Contracting Officer (SF-26 block 6) with a copy to the cognizant auditor.

3.  Method of Payment
    -----------------

As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

          a. Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," not to exceed the amount set forth as "Estimated Cost" in Section B, subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

CONTRACT NUMBER: N00014-01-C-0217                                         Page 4

          b. A fixed fee in the amount set forth as "Fixed Fee" in Section B, in accordance with the contract clause entitled "Fixed Fee", which shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer; however, the Contractor may bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost.

4.   Procuring Office Representatives

     a. In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

     Contract Negotiator - Geoffrey B. Pennoyer, ONR 251, (703) 696-3130, DSN 426,3130, E-Mail Address pennoyg@onr.navy.mil

     Inspection and Acceptance - Dr. Richard L. Lau, ONR 311, (703) 696-4316, DSN 426-4316

     Security Matters - Ms. Jennifer Ramsey, ONR 43, (703) 696-4618, DSN
426-4618.

     Patent Matters - Mr. Tom McDonnell, ONR 00CC, (703) 696-4000, DSN 426-4000.

     b. The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, Virginia 22217-5660. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

5. Type of Contract

This is cost-plus-fixed-fee completion contract.

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1. ONR 5252.235-9714 REPORT PREPARATION (DEC 1988)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI Z39.18, Scientific and Technical Reports:
Organization, Preparation and Production.

[NOTE: ANSI Z39.18 may be obtained for NISO Press Fulfillment Center, P.O. Box 338, Oxon Hill, MD 20750-0338. Telephone: 1-800-282-6476]

2. ONR 5252.210-9708 METRICATION REQUIREMENTS (DEC 1988)

     (a) All scientific and technical reports delivered pursuant to the terms of this contract shall identify units of measurement in accordance with the International System of Units (SI) commonly referred to as the "Metric System". Conversion to U.S. customary units may also be given where additional clarity is deemed necessary. Guidance for application of the metric

CONTRACT NUMBER: N00014-01-C-0217                                        Page 5
system is contained in the American Society of Testing Materials document entitled "Standard Practice for Use of the International System of Units (The Modernized Metric System)" (ASTM Designation E 380-89A)

     (b) This provision also applies to journal article preprints, reprints, commercially published books or chapters of books, theses or dissertations submitted in lieu of a scientific and/or technical report.

3.   INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer.

4.   ONR 5252.242-9718 TECHNICAL DIRECTION (DEC 1988)

     (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of work description.

     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

          (1)  Assign additional work under the contract;

          (2) Direct a change as defined in the contract clause entitled "Changes";

          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance; or

          (4) Change any of the terms, conditions or specifications of the contract.

     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

5. ONR 5252.237-9705 KEY PERSONNEL (DEC 88)

     (a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of


CONTRACT NUMBER: N00014-01-C-0217                                  Page 6
the contract as "key personnel". No substitutions may be made except in accordance with this clause.

     (b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least [60] days in advance ([90] days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

     (c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

     (d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel:
Dr. Jiangying Zhou

6.   CONSULTANTS

    The services of the following consultants have been identified as necessary for performance of this contract:

----------------------------------------------------------------------------------------
Consultant Name                  Estimated Time      Rate Per Hour       Estimated Cost
----------------------------------------------------------------------------------------
Dr. Guillermo Sapiro             16.8 hours          $150                $2,520
----------------------------------------------------------------------------------------

     The above listing shall constitute the written consent of the Contracting Officer required by Paragraph (c) of the contract clause entitled "Subcontracts (Cost Reimbursement and Letter Contracts)" unless (i) the services are to be acquired under a cost-reimbursement, time-and-materials, or labor-hour type subcontract or agreement estimated to exceed $10,000.00, including any fee,
(ii) the subcontract or agreement is proposed to exceed $100,000.00, or (iii) the services are to be acquired under one of a number of subcontracts or agreements with a single subcontractor or consultant, under this contract, for the same or related services that, in the aggregate, are expected to exceed $100,000.00.

7.   ONR 5252.242-9704 INDIRECT COST CEILING (DEC 88)

     For purposes of billing and provisional payment under the contract, the rate of 230% Overhead shall be used. Final payment shall be based on the application of the applicable audited rates. However, in no event shall rates in excess of 230% Overhead be allowed.


CONTRACT NUMBER: N00014-01-C-0217                                         Page 7

SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed Fee (JAN 2001)(1)

     *    Applies when contract action exceeds $10,000
     **   Applies when contract action exceeds $100,000
     +    Applies when contract action exceeds $500,000
     ++   Applies when contract action exceeds $500,000 and
          subcontracting possibilities exist. Small Business Exempt.
     x    (DD 250)

(A)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

-------------------------------------------------------------------------------------------
     **        FAR 52.202-1             Definitions (OCT 1995)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-3             Gratuities (APR 1984)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-5             Covenant Against Contingent Fees (APR 1984)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-6             Restrictions on Subcontractor Sales to the
                                        Government (JUL 1995)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-7             Anti-Kickback Procedures (JUL 1995)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-8             Cancellation, Rescission, and Recovery of Funds for
                                        Illegal or Improper Activity (JAN 1997)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-10            Price or Fee Adjustment for Illegal or Improper
                                        Activity (JAN 1997)
-------------------------------------------------------------------------------------------
     **        FAR 52.203-12            Limitation on Payments to Influence Certain Federal
                                        Transactions (JUN 1997)
-------------------------------------------------------------------------------------------
     **        FAR 52.204-4             Printing/Copying Double-Sided on Recycled Paper
                                        (JUN 1996)
-------------------------------------------------------------------------------------------
               FAR 52.211-15            Defense Priority and Allocation Requirements (SEP
                                        1990)-
-------------------------------------------------------------------------------------------
     **        FAR 52.215-2             Audit and Records - Negotiation (JUN 1999) and
                                        Alternate II (APR 1998) (Alternate II is only
                                        applicable with cost reimbursement contracts with
                                        State and local Governments, educational
                                        institutions, and other non-profit organizations.)
-------------------------------------------------------------------------------------------
               FAR 52.215-8             Order of Precedence - Uniform Contract Format (OCT
                                        1997)
-------------------------------------------------------------------------------------------
     +         FAR 52.215-10            Price Reduction for the Defective Cost or Pricing
                                        Data (OCT 1997) (The clause is applicable to
                                        subcontracts over $500,000.)
-------------------------------------------------------------------------------------------
     +         FAR 52.215-12            Subcontractor Cost or Pricing Data (OCT 1997)
                                        (Applicable to subcontracts over $500,000 only)
-------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-01-C-0217                                         Page 8

**        FAR 52.215-14       Integrity of Unit Prices (OCT 1997) and Alternate I (OCT 1997)(Alternate I is applicable if the action is contracted under Other Than Full and Open Competition)

+         FAR 52.215-15       Pension Adjustments and Asset Reversions (DEC 1998)

+         FAR 52.215-18       Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions (OCT 1997)

+         FAR 52.215-19       Notification of Ownership Changes (OCT 1997) (Applicable when Cost or Pricing Data is required)

          FAR 52.216-7        Allowable Cost and Payment (MAR 2000)

          FAR 52.216-8        Fixed Fee (MAR 1997)

**        FAR 52.219-4        Notice of Price Evaluation Preference for HUBzone Small Business Concerns (JAN 1999)

**        FAR 52.219-8        Utilization of Small Business Concerns (OCT 2000)

++        FAR 52.219-9        Small Business Subcontracting Plan (OCT 2000)

++        FAR 52.219-16       Liquidated Damages - Subcontracting Plan (JAN 1999)

          FAR 52.222-1        Notice to the Government of Labor Disputes (FEB 1997)

**        FAR 52.222-2        Payment for Overtime Premiums (JUL 1990)(Note: The word "zero" is inserted in the blank space indicated by an asterisk)

          FAR 52.222-3        Convict Labor (AUG 1996)(Reserved when FAR 52.222-20 Walsh Healy Public Contracts Act is applicable)

**        FAR 52.222-4        Contract Work Hours and Safety Standards Act - Overtime Compensation (SEP 2000)

          FAR 52.222-21       Prohibition of Segregated Facilities (FEB 1999)

          FAR 52.222-26       Equal Opportunity (FEB 1999)

*         FAR 52.222-35       Affirmative Action for Disabled Veterans and Veterans of the Vietnam Era (APR 1998)

*         FAR 52.222-36       Affirmative Action for Workers with Disabilities (JUN 1998)

*         FAR 52.222.37       Employment Reports on Disabled Veterans and Veterans of the Vietnam Era (JAN 1999)

**        FAR 52.223.14       Toxic Chemical Release Reporting (OCT 2000)

          FAR 52.225-13       Restrictions on Certain Foreign Purchases (JUL 2000)

**        FAR 52.227-1        Authorization and Consent (JUL 1995)

**        FAR 52.227-2        Notice and Assistance Regarding Patent and Copyright Infringement (AUG 1996)

          FAR 52.228-7        Insurance Liability to Third Persons (MAR 1996)(Further to paragraph (a)(3), unless otherwise stated
                              in this contract, types and limits of insurance required are as stated in FAR 28.307-2)

          FAR 52.232-9        Limitation on Withholding of Payments (APR 1984)

**        FAR 52.232-17       Interest (JUN 1996)

          FAR 52.232-23       Assignment of Claims (JAN 1986) and Alternate I (APR 1984)

          FAR 52.232-25       Prompt Payment (JUN 1997)(The words "the 30th day" are inserted in lieu of "the 7th day" at (a)(5)(I).

          FAR 52.232-33       Payment by Electronic Funds Transfer - Central Contractor Registration (MAY 1999)


CONTRACT NUMBER N00014-01-C-0217                                          Page 9

----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.233-1         Disputes (DEC 1998)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.233-3         Protest After Award (AUG 1996) and Alternate I (JUN 1985)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.242-1         Notice of Intent to Disallow Costs (APR 1984)
----------------------------------------------------------------------------------------------------------------------------------
  +    FAR 52.242-3         Penalties for Unallowable Costs (OCT 1995)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.242-4         Certification of Final Indirect Costs (JAN 1997)
----------------------------------------------------------------------------------------------------------------------------------
 **    FAR 52.242-13        Bankruptcy (JUL 1995)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.242-15        Stop Work Order (AUG 1989) and Alternate I (APR 1984)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.244-2         Subcontracts (AUG 1998) and Alternate I (AUG 1998)
----------------------------------------------------------------------------------------------------------------------------------
 **    FAR 52.244-5         Competition in Subcontracting (DEC 1996)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.244-6         Subcontracts for Commercial Items and Commercial Components (OCT 1998)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.245-5         Government Property (Cost-Reimbursement, Time-and-Materials, or Labor-Hour Contracts) (JAN 1986) and
                            ALT I (JUL 1985) (As modified by DoD Class Deviation 99-00008 dated 13 July 1999) (ALT I is applicable if the contractor is a nonprofit organization whose primary purpose is the conduct of scientific research)
----------------------------------------------------------------------------------------------------------------------------------
 **    FAR 52.247-64        Preference for Privately Owned U.S. Flag Commercial Vessels (JUN 2000)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.249-6         Termination (Cost-Reimbursement) (SEP 1996)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.249-14        Excusable Delays (APR 1984)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.251-1         Government Supply Sources (APR 1984)
----------------------------------------------------------------------------------------------------------------------------------
       FAR 52.253-1         Computer Generated Forms (JAN 1991)
----------------------------------------------------------------------------------------------------------------------------------

II. DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

----------------------------------------------------------------------------------------------------------------------------------
 **    DFARS 252.203-7001   Prohibition On Persons Convicted of Fraud or Other Defense-Contract-Related Felonies (MAR 1999)
----------------------------------------------------------------------------------------------------------------------------------
       DFARS 252.204-7003   Control of Government Work Product (APR 1992)
----------------------------------------------------------------------------------------------------------------------------------
       DFARS 252.204-7004   Required Central Contractor Registration (MAR 2000)
----------------------------------------------------------------------------------------------------------------------------------
 **    DFARS 252.209-7000   Acquisition from Subcontractors subject to On-Site Inspection under the Intermediate Range Nuclear
                            Forces (INF) Treaty (NOV 1995)
----------------------------------------------------------------------------------------------------------------------------------
 **    DFARS 252.209-7004   Subcontracting with Firms That Are Owned or Controlled by the Government of a Terrorist Country
                            (MAR 1998)
----------------------------------------------------------------------------------------------------------------------------------
 +     DFARS 252.215-7000   Pricing Adjustments (DEC 1991)
----------------------------------------------------------------------------------------------------------------------------------
 ++    DFARS 252.219-7003   Small, Small Disadvantaged and Women-owned Small Business Subcontracting Plan (DoD Contracts)
                            (APR 1996)
----------------------------------------------------------------------------------------------------------------------------------
 **    DFARS 252.225-7012   Preference for Certain Domestic Commodities (MAY 1999)
----------------------------------------------------------------------------------------------------------------------------------
       DFARS 252.225-7031   Secondary Arab Boycott of Israel (JUN 1992)
----------------------------------------------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-01-C-0217                Page 10

--------------------------------------------------------------------------------
     DFARS 252.227-7013       Rights in Technical Data - Noncommercial Items
                              (NOV 1995), and Alternate I (JUN 1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7014       Rights In Noncommercial Computer Software and
                              Noncommercial Computer Software Documentation (JUN
                              1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7016       Rights in Bid or Proposal Information (JUN 1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7019       Validation of Asserted Restrictions - Computer
                              Software (JUN 1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7025       Limitations on the Use or Disclosure of
                              Government-Furnished Information Marked with
                              Restrictive Legends (JUN 1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7028       Technical Data or Computer Software Previously
                              Delivered to the Government (JUN 1995)
--------------------------------------------------------------------------------
     DFARS 252.227-7030       Technical Data - Withholding of Payment (MAR 2000)
--------------------------------------------------------------------------------
     DFARS 252.227-7036       Declaration of Technical Data Conformity (JAN
                              1997)
--------------------------------------------------------------------------------
     DFARS 252.227-7037       Validation of Restrictive Markings on Technical
                              Data (SEP 1999)
--------------------------------------------------------------------------------
     DFARS 252.231-7000       Supplemental Cost Principles (DEC 1991)
--------------------------------------------------------------------------------
     DFARS 252.242-7000       Post-Award Conference (DEC 1991)
--------------------------------------------------------------------------------
**   DFARS 252.243-7002       Requests for Equitable Adjustment (MAR 1998)
--------------------------------------------------------------------------------
     DFARS 252.245-7001       Reports of Government Property (MAY 1994)
--------------------------------------------------------------------------------
X    DFARS 252.246-7000       Material Inspection and Receiving Report (DEC
                              1991)
--------------------------------------------------------------------------------
     DFARS 252.251-7000       Ordering from Government Supply Sources (MAY 1995)
--------------------------------------------------------------------------------
**   DFARS 252.247-7023       Transportation of Supplies by Sea (MAR 2000)
--------------------------------------------------------------------------------
**   DFARS 252.247-7024       Notification Of Transportation Of Supplies By Sea
                              (MAR 2000) (Applicable when the Contractor has
                              made a negative response to the inquiry in the
                              representation at DFARS 252.247-7022.)
--------------------------------------------------------------------------------
     DFARS 252.251-7000       Ordering from Government Supply Sources (MAY 1995)
--------------------------------------------------------------------------------





CONTRACT NUMBER: N00014-01-C-0217                                Page 11

(B) ADDITIONAL FAR AND DFARS CLAUSES

     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/


               FAR 52.204-2       Security Requirements (AUG 1996) (Applicable
                                  if contract will generate or require access to
                                  classified information and DD Form 254,
                                  Contract Security Classification
                                  Specification, is issued to the contractor)

     X         FAR 52.209-6       Protecting the Government's Interest when
                                  Subcontracting with Contractors Debarred,
                                  Suspended, or Proposed for Debarment (JUL
                                  1995) (Applicable to contracts exceeding
                                  $25,000 in value.)

     X         FAR 52.215-17      Waiver of Facilities Capital Cost of Money
                                  (OCT 1997) (Applicable if the Contractor did
                                  not propose facilities capital cost of money
                                  in the offer)

               FAR 52.215-20      Requirements for Cost or Pricing Data or
                                  Information Other Than Cost or Pricing Data
                                  (OCT 1997) (Applicable if cost or pricing data
                                  or information other than cost or pricing data
                                  are required)

               FAR 52.215-21      Requirements for Cost or Pricing Data or
                                  Information Other Than Cost or Pricing Data -
                                  Modifications (OCT 1997) (Applicable if cost
                                  or pricing data or information other than cost
                                  or pricing data will be required for
                                  modifications)

               FAR 52.217-9       Option to Extend the Term of the Contract (MAR
                                  2000) (In paragraph (a), insert "XX", and in
                                  paragraph (c), insert "XX")(Applicable if
                                  contract contains line item(s) for option(s))
                                  (Complete the spaces in parentheses)

               FAR 52.219-3       Notice of Total HUBZone Set-Aside (JAN 1999)

               FAR 52.219-5       Very Small Business Set-Aside (MAR 1999) (For
                                  actions between $2,500 and $50,000)

               FAR 52.219-6       Notice of Total Small Business Set-Aside (JUL
                                  1996), and Alternate I (OCT 1995) (Applicable
                                  to total small business set-asides, including
                                  SBIR)

               FAR 52.219-7       Notice of Partial Small Business Set-Aside
                                  (JUL 1996) and Alternate I (OCT 1995)

               FAR 52.219-10      Incentive Subcontracting Program (FEB 2000)
                                  (Applicable to contract actions exceeding
                                  $500,000 and when subcontracting possibilities
                                  exist. The clause is small business exempt)
                                  (In paragraph (b), insert the appropriate
                                  number between 0 and 10 - "XX") (Complete the
                                  space in the parentheses)

              FAR 52.219-25       Small Disadvantaged Business Participation
                                  Program - Disadvantaged Status and Reporting
                                  (OCT 1999) (Applicable if contract includes
                                  FAR 52.219-24)

              FAR 52.219-26       Small Disadvantaged Business Participation
                                  Program - Incentive Subcontracting Program
                                  (FEB 2000) (Applicable to contract actions
                                  exceeding $500,000 and


CONTRACT NUMBER: N00014-01-C-0217                                      Page 12

------------------------------------------------------------------------------------------
                                        when subcontracting possibilities exist. The
                                        clause is small business exempt) (In paragraph
                                        (b), insert the appropriate number between 0 and
                                        10 - "XX") (Complete the space in the parentheses)
------------------------------------------------------------------------------------------
               FAR 52.222-20            Walsh Healy Public Contracts Act (DEC 1996)
                                        (Applicable if the contract includes deliverable
                                        materials, supplies, articles or equipment in an
                                        amount that exceeds or may exceed $10,000)
------------------------------------------------------------------------------------------
     X         FAR 52.223-5             Pollution Prevention and Right-to-Know Information
                                        (APR 1998) (Applicable if contract provides for
                                        performance, in whole or in part, on a Federal
                                        facility)
------------------------------------------------------------------------------------------
     X         FAR 52.223-6             Drug-Free Workplace (JAN 1997) (Applies when
                                        contract action exceeds $100,000 or at any value
                                        when the contract is awarded to an individual)
------------------------------------------------------------------------------------------
               FAR 52.226-1             Utilization of Indian Organizations and
                                        Indian-Owned Economic Enterprises (JUN 2000)
                                        (Applicable if contract is subject to FAR 52.219-9
                                        Small Business Subcontracting Plan)
------------------------------------------------------------------------------------------
               FAR 52.230-2             Cost Accounting Standards (APR 1998) (Applicable
                                        when contract amount is over $500,000, if
                                        contractor is subject to full CAS coverage, as set
                                        forth in 48 CFR Chapter 99, Subpart 9903.201-2(a)
                                        (FAR Appendix B)
------------------------------------------------------------------------------------------
               FAR 52.230-3             Disclosure and Consistency of Cost Accounting
                                        Practices (APR 1998) (Applicable when contract
                                        amount is over $500,000 but less than $25 million,
                                        and the offeror certifies it is eligible for and
                                        elects to use modified CAS coverage as set forth
                                        in 48 CFR Chapter 99, Subpart 9903.201-2 (FAR
                                        Appendix B)
------------------------------------------------------------------------------------------
               FAR 52.230-6             Administration of Cost Accounting Standards (NOV
                                        1999) (Applicable if contract is subject to either
                                        clause at FAR 52.230-2 or the clause at FAR
                                        52.230-3 and FAR 52.230-5)
------------------------------------------------------------------------------------------
     X         FAR 52.232-20            Limitation of Cost (APR 1984) (Applicable only
                                        when contract action is fully funded)
------------------------------------------------------------------------------------------
               FAR 52.232-22            Limitation of Funds (APR 1984) (Applicable only
                                        when contract action is incrementally funded)
------------------------------------------------------------------------------------------
               FAR 52.239-1             Privacy or Security Safeguards (AUG 1996)
                                        (Applicable to contracts for information
                                        technology which require security of information
                                        technology, and/or are for the design,
                                        development, or operation of a system of records
                                        using commercial information technology services
                                        or support services.)
------------------------------------------------------------------------------------------
               FAR 52.245-18            Special Test Equipment (FEB 1993) (Applicable when
                                        it is anticipated that the contractor will acquire
                                        or fabricate special test equipment but the exact
                                        identification of the equipment is not known)
------------------------------------------------------------------------------------------
               DFARS 252.203-7002       Display of DoD Hotline Poster (DEC 1991)
                                        (Applicable only when contract action exceeds $5
                                        million or when any modification increases
                                        contract amount to more than $5 million)
------------------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-01-C-0217                                        Page 13


--------------------------------------------------------------------------------
 X   DFARS 252.204-7000       Disclosure of Information (DEC 1991) (Applies when
                              Contractor will have access to or generate
                              unclassified information that may be sensitive and
                              inappropriate for release to the public)
--------------------------------------------------------------------------------
     DFARS 252.204-7005       Oral Attestation of Security Responsibilities (AUG
                              1999) (Applicable if FAR 52.204-2, Security
                              Requirements Applies)
--------------------------------------------------------------------------------
     DFARS 252.205-7000       Provision of Information to Cooperative Agreement
                              Holders (DEC 1991) (Applicable only when contract
                              action exceeds $500,000 or when any modification
                              increases total contract amount to more than
                              $500,000)
--------------------------------------------------------------------------------
     DFARS 252.215-7002       Cost Estimating System requirements (Oct 1998)
                              (Applicable only to contract actions awarded on
                              the basis of certified cost or pricing data)
--------------------------------------------------------------------------------
     DFARS 252.223-7004       Drug-Free Work Force (SEP 1988) (Applicable (a) if
                              contract involves access to classified
                              information: or (b) when the Contracting Officer
                              determines that the clause is necessary for
                              reasons of national security or for the purpose of
                              protecting the health or safety of performance of
                              the contract.
--------------------------------------------------------------------------------
 X   DFARS 252.223-7006       Prohibition on Storage and Disposal of Toxic and
                              Hazardous Materials (APR 1993) (Applicable if work
                              requires, may require, or permits contractor
                              performance on a DoD installation)
--------------------------------------------------------------------------------
     DFARS 252.225-7001       Buy American Act and Balance of Payments Program
                              (MAR 1998) (Applicable if the contract includes
                              deliverable supplies) (This clause does not apply
                              if an exception to the Buy American Act or Balance
                              of Payments Program is known or if using the
                              clause at 252.225-7007, 252.225-7021, or
                              252.225-7036.)
--------------------------------------------------------------------------------
     DFARS 252.225-7002       Qualifying Country Sources as Subcontractors (DEC
                              1991) (Applicable when clause at DFARS
                              252.225-7001, 252.227-7007, 252.227-7021, or
                              252.227-7036 applies)
--------------------------------------------------------------------------------
     DFARS 252.225-7007       Buy American Act - Trade Agreements - Balance of
                              Payments Program (APR 2000)(Use instead of FAR
                              52.225-5, Trade Agreements (Include in contracts
                              valued at $186,000 or more, if the Trade
                              Agreements Act applies (see 25.401 and 25.403) and
                              the agency has determined that the restrictions of
                              the Buy American Act or Balance of Payments
                              Program are not applicable to U.S.-made end
                              products, unless the acquisition is to be awarded
                              and performed outside the United States in support
                              of a contingency operation or a humanitarian or
                              peacekeeping operation and does not exceed the
                              increase simplified acquisition threshold of
                              $200,000.) The clause need not be used where
                              purchase from foreign sources is restricted (see
                              225.401 (b)(ii)). The clause may be used where the
                              contracting officer anticipates a waiver of the
                              restriction.)
--------------------------------------------------------------------------------

CONTRACT NUMBER: N00014-01-C-0217                                        Page 14

--------------------------------------------------------------------------------
          DFARS 252.225-7008        Supplies to be Accorded Duty-Free Entry
                                    (MAR 1998) (Applicable when the contract
                                    provides for duty-free entry and includes
                                    FAR 52.225-8 -- Duty-Free Entry)
--------------------------------------------------------------------------------
          DFARS 252.225-7009        Duty-Free Entry -- Qualifying Country
                                    Supplies (End Products and Components)
                                    (MAR 1998) (Applicable if contract includes
                                    deliverable supplies)
--------------------------------------------------------------------------------
         DFARS 252.225-7010         Duty-Free Entry -- Additional Provisions
                                    (MAR 1998) (Applicable when FAR 52.225-8
                                    -- Duty-Free Entry is included in the
                                    contract.)
--------------------------------------------------------------------------------
         DFARS 252.225-7016         Restriction On Acquisition Of Ball And
                                    Roller Bearings (AUG 1998) (Applicable if
                                    contract includes deliverable supplies,
                                    unless Contracting Officer knows that items
                                    being acquired do not contain ball or roller
                                    bearings)
--------------------------------------------------------------------------------
         DFARS 252.225-7026         Reporting of Contract Performance Outside
                                    the United States (MAR 1998) (Applicable
                                    only when contract value exceeds $500,000 or
                                    when any modification increases contract
                                    value to more than $500,000)
--------------------------------------------------------------------------------
         DFARS 252.227-7018         Rights in Noncommercial Technical Data and
                                    Computer Software -- Small Business
                                    Innovation Research (SBIR) Program
                                    (JUN 1995) (Applicable when technical data
                                    or computer software will be generated
                                    during performance of contracts under the
                                    SBIR Program)
--------------------------------------------------------------------------------
         DFARS 252.242-7004         Material Management and Accounting System
                                    (DEC 2000) (Applicable to contract actions
   X                                exceeding $100,000) (Not applicable to
                                    contracts set aside for exclusive
                                    participation by small business and small
                                    disadvantaged business concerns)
--------------------------------------------------------------------------------


D. COST-PLUS-FIXED-FEE-RESEARCH AND DEVELOPMENT CLAUSES

The following FAR and DFARS clauses apply to Cost-Plus-Fixed-Fee-Research and Development Contracts and are either required by regulation or are required when the circumstances of the contract warrant that they apply: (** -- applies to contract actions exceeding $100,000)

--------------------------------------------------------------------------------
       FAR 52.225-16       Sanctioned European Union Country Services
                           (FEB 2000)
--------------------------------------------------------------------------------
 **    FAR 52.227-1        Authorization and Consent (JUL 1995) and Alternate I
                           (APR 1984)
--------------------------------------------------------------------------------
       FAR 52.243-2        Changes -- Cost Reimbursement (AUG 1987) and
                           Alternate V (APR 1984)
--------------------------------------------------------------------------------
       FAR 52.246.9        Inspection of Research and Development (Short Form)
                           (APR 1984)
--------------------------------------------------------------------------------
       FAR 52.246-23       Limitation of Liability (FEB 1997)
--------------------------------------------------------------------------------
       DFARS 252.235-7002  Animal Welfare (DEC 1991)
--------------------------------------------------------------------------------
       DFARS 252.235-7011  Final Scientific or Technical Report (SEP 1999)
--------------------------------------------------------------------------------

The following FAR and DFARS clauses for Cost-Plus-Fixed-Fee-Research and Development Contracts only apply when specifically marked with a check (x):



CONTRACT NUMBER: N00014-01-C-0217                                      Page 15

-------------------------------------------------------------------------------------------
           FAR 52.227-10       Filing of Patent Applications -- Classified Subject Matter
                               (APR 1984) (Applicable if contract is subject to FAR clause
                               52.204-02 and either 52.227-11 or 52.227-12)
-------------------------------------------------------------------------------------------
           FAR 52.227-11       Patent Rights -- Retention by the Contractor (Short Form)
X                              (JUN 1997) (Applicable if contractor is a small business or non profit organization)
-------------------------------------------------------------------------------------------
          OR
-------------------------------------------------------------------------------------------
          FAR 52.227-12        Patent Rights -- Retention by the Contractor (Long Form)
                               (JAN 1997) (Applicable if contractor is a large business)
-------------------------------------------------------------------------------------------
         DFARS 252.227-7034    Patents -- Subcontracts (APR 1984) (Applicable when FAR
X                              52.227-11 applies)
-------------------------------------------------------------------------------------------
         DFARS 252.227-7039    Patents -- Reporting of Subject Inventions (APR 1990)
X                              (Applied when FAR 52.227-11 applies)
-------------------------------------------------------------------------------------------

SECTION J - LIST OF ATTACHMENTS

1. Exhibit A, entitled "Contract Data Requirements List" (DD Form 1423) - 1 page(s) with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."

2.  Exhibit B, entitled, "Financial Accounting Data Sheet."

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFEROR

1. The Contractor's Representations and Certifications, dated 31 JAN 2001, are hereby incorporated into this contract by reference.




CONTRACT NUMBER: N00014-01-C-0217                                       Page 16